EXHIBIT 10.23
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                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                            BRIDGELINE SOFTWARE, INC.

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO OR (ii) RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE SECURITIES ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER NOR IS SUCH TRANSFER IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS. THIS LEGEND SHALL BE ENDORSED UPON ANY WARRANT ISSUED IN EXCHANGE FOR THIS WARRANT OR ANY SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT.

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         This is to Certify That, FOR VALUE RECEIVED, ____________, or assigns
("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from Bridgeline Software, Inc., a Delaware corporation (the "Company"), ____________ fully paid, validly issued and nonassessable shares of common stock, par value $.001 per share, of the Company ("Common Stock") at a price per share equal to $.001 (the "Initial Exercise Price"), which exercise may take place at any time or from time to time during the period of five (5) years from the day hereof (the "Exercise Period"). This Warrant comprises a portion of a Unit being sold by the Company pursuant to the Confidential Private Placement Memorandum dated April 7, 2006 (the "Memorandum"). Unless otherwise defined herein, terms defined in this Warrant shall have the meaning as set forth in the Memorandum. The Initial Exercise Price is subject to adjustment as set forth herein. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price".

         (a) EXERCISE OF WARRANT; CANCELLATION OF WARRANT.

                  (1) This Warrant may be exercised in whole or in part at any time or from time to time during the Exercise Period; provided, however, that
(i) if either such day is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day which shall not be such a day, and (ii) in the event of any merger, consolidation or sale of substantially all the assets of the Company as an entirety, which is anticipated to result in any distribution to the Company's stockholders (A) prior to an IPO (as defined in the Memorandum), or (B) if an IPO has occurred in any distribution to the Company's stockholders, prior to termination of the Exercise Period, the Holder shall have the right to

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exercise this Warrant in conjunction with such transaction, into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common Stock into which this Warrant might have been exercisable immediately prior thereto. This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form. As soon as practicable after each such exercise of the Warrant, but not later than three (3) business days following the receipt of good and available funds, the Company shall issue and deliver to the Holder a certificate or certificate for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder. Upon receipt by the Company of this Warrant at its office in proper form for exercise accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be physically delivered to the Holder.

                  (2) At any time during the Exercise Period, the Holder may, at its option, exercise this Warrant on a cashless basis by exchanging this Warrant, in whole or in part (a "Warrant Exchange"), into the number of Warrant Shares determined in accordance with this Section (a)(2), by surrendering this Warrant at the principal office of the Company or at the office of its stock transfer agent, accompanied by a notice stating such Holder's intent to effect such exchange, the number of Warrant Shares to be exchanged and the date on which the Holder requests that such Warrant Exchange occur (the "Notice of Exchange"). The Warrant Exchange shall take place on the date specified in the Notice of Exchange or, if later, the date the Notice of Exchange is received by the Company (the "Exchange Date"). Certificates for the shares issuable upon such Warrant Exchange and, if applicable, a new warrant of like tenor evidencing the balance of the shares remaining subject to this Warrant, shall be issued as of the Exchange Date and delivered to the Holder within seven (7) days following the Exchange Date. In connection with any Warrant Exchange, this Warrant shall represent the right to subscribe for and acquire the number of Warrant Shares equal to (i) the number of Warrant Shares specified by the Holder in its Notice of Exchange (the "Total Number") less (ii) the number of Warrant Shares equal to the quotient obtained by dividing (A) the product of the Total Number and the existing Exercise Price by (B) the current market value of a share of Common Stock. Current market value shall have the meaning set forth Section (c) below, except that for purposes hereof, the date of exercise, as used in such Section
(c), shall mean the Exchange Date.

         (b) RESERVATION OF SHARES. The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of the Warrant.

         (c) FRACTIONAL SHARES. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of a share, determined as follows:

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                  (1) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the Nasdaq National Market, the current market value shall be the last reported sale price of the Common Stock on such exchange or market on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average of the closing bid and asked prices for such day on such exchange or market; or

                  (2) If the Common Stock is not so listed or admitted to unlisted trading privileges, but is traded on the Nasdaq SmallCap Market, the current market value shall be the average of the closing bid and asked prices for such day on such market and if the Common Stock is not so traded, the current market value shall be the mean of the last reported bid and asked prices reported by the NASD Electronic Bulletin Board on the last business day prior to the date of the exercise of this Warrant; or

                  (3) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount, not less than book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the Warrant, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

         (d) EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Upon surrender of this Warrant to the Company at its principal office or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be cancelled. This Warrant may be divided or combined with other warrants which carry the same rights upon presentation hereof at the principal office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

         (e) RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

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         (f) ANTI-DILUTION PROVISIONS. Subject to the provisions of Section l hereof, the Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

                  (1) In case the Company shall hereafter (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action with an appropriate adjustment in the number of shares purchasable hereunder. Such adjustment shall be made successively whenever any event listed above shall occur. Notwithstanding anything to the contrary herein, no adjustments shall be made to the Exercise Price or the number of Shares purchasable upon exercise of this Warrant, upon the occurrence of an event described in Section (f)(1)(iii) that occurs prior to the IPO.

                  (2) Subject to the provisions of Subsection (6) below, in case the Company shall fix a record date for the issuance of rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price (the "Subscription Price") (or having a conversion price per share) less than the current market price of the Common Stock (as defined in Subsection (8) below) on the record date mentioned below, or less than the Exercise Price on such record date, the Exercise Price shall be adjusted so that the same shall equal the lower of (i) the price determined by multiplying the Exercise Price in effect immediately prior to the date of such issuance by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on the record date mentioned below and the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at such current market price per share of the Common Stock (as defined in Subsection (8) below), and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such record date and the number of additional shares of Common Stock offered for subscription or purchase (or into which the convertible securities so offered are convertible) or (ii) in the event the Subscription Price is equal to or higher than the current market price but is less than the Exercise Price, the price determined by multiplying the Exercise Price in effect immediately prior to the date of issuance by a fraction, the numerator of which shall be the sum of the number of shares outstanding on the record date mentioned below and the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at the Exercise Price in effect immediately prior to the date of such issuance, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on the record date mentioned below and the number of

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additional shares of Common Stock offered for subscription or purchase (or into which the convertible securities so offered are convertible). Such adjustment shall be made successively whenever such rights or warrants are issued and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights or warrants; and to the extent that shares of Common Stock are not delivered (or securities convertible into Common Stock are not delivered) after the expiration of such rights or warrants the Exercise Price shall be readjusted to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into Common Stock) actually delivered.

                  (3) In case the Company shall hereafter distribute to the holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions and dividends or distributions referred to in Subsection (1) above) or subscription rights or warrants (excluding those referred to in Subsection (2) above), then in each such case the Exercise Price in effect thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the current market price per share of Common Stock (as defined in Subsection (8) below), less the fair market value (as determined by the Company's Board of Directors) of said assets or evidences of indebtedness so distributed or of such rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such current market price per share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution.

                  (4) Subject to the provisions of Subsection (6) below, in case the Company shall hereafter issue shares of its Common Stock (excluding shares issued (a) in any of the transactions described in Subsection (1) above, (b) upon exercise of options granted to the Company's officers, directors, consultants and employees under its current stock option which provides for the issuance of up to 3,600,000 (prior to the effectiveness of the "Reverse Stock Split" described in the Private Placement Memorandum, but subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) shares of Common Stock, if such shares would otherwise be included in this Subsection (4), (c) upon exercise of options, warrants and convertible debentures outstanding as of the date hereof or upon the issuance or exercise of warrants or convertible debentures issued pursuant to the offering set forth in the Memorandum (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), (d) to shareholders of any corporation which merges into the Company in proportion to their stock holdings of such corporation immediately prior to such merger, upon such merger, (e) issued in a bona fide public offering pursuant to a firm commitment underwriting, but only if no adjustment is required pursuant to any other specific subsection of this Section (f) (without regard to Subsection (8) below) with respect to the transaction giving rise to such rights) for a consideration per share (the "Offering Price") less than the current market price per share (as defined in Subsection (8) below on the date the Company fixes the offering price of such additional shares or less than the Exercise Price, the

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Exercise Price shall be adjusted immediately thereafter so that it shall equal the lower of (i) the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares and the number of shares of Common Stock which the aggregate consideration received (determined as provided in Subsection
(8) below) for the issuance of such additional shares would purchase at such current market price per share of Common Stock (as defined in Subsection (8) below), and the denominator of which shall be the number of shares of Common Stock outstanding immediately after the issuance of such additional shares or
(ii) in the event the Offering Price is equal to or higher than the current market price per share but less than the Exercise Price, the price determined by multiplying the Exercise Price in effect immediately prior to the date of issuance by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares and the number of shares of Common Stock which the aggregate consideration received (determined as provided in subsection (7) below) for the issuance of such additional shares would purchase at the Exercise Price in effect immediately prior to the date of such issuance, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after the issuance of such additional shares. Such adjustment shall be made successively whenever such an issuance is made.

                  (5) Subject to the provisions of Subsection (6) below, in case the Company shall hereafter issue any securities convertible into or exchangeable for its Common Stock (excluding securities issued in transactions described in Subsections (2) or (3) above or which are convertible or exchangeable into securities described Subsections (4)(a)-(e) above) for a consideration per share of Common Stock (the "Conversion Price") initially deliverable upon conversion or exchange of such securities (determined as provided in Subsection (7) below) less than the current market price per share (as defined in Subsection (8) below) in effect immediately prior to the issuance of such securities, or less than the Exercise Price, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the lower of (i) the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such securities and the number of shares of Common Stock which the aggregate consideration received (determined as provided in Subsection (7) below) for such securities would purchase at such current market price per share of Common Stock (as defined in Subsection (8) below), and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance and the maximum number of shares of Common Stock of the Company deliverable upon conversion of or in exchange for such securities at the initial conversion or exchange price or rate or (ii) in the event the Conversion Price is equal to or higher than the current market price per share but less than the Exercise Price, the price determined by multiplying the Exercise Price in effect immediately prior to the date of issuance by a fraction, the numerator of which shall be the sum of the number of shares outstanding immediately prior to the issuance of such securities and the number of shares of Common Stock which the aggregate consideration received (determined as provided in subsection (8) below) for such securities would purchase at the Exercise Price in effect immediately prior to the date of such issuance, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such securities and the maximum number of shares of Common Stock of the Company deliverable

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upon conversion of or in exchange for
such securities at the initial conversion or exchange price or rate. Such adjustment shall be made successively whenever such an issuance is made.

                  (6) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Subsections (1), (2), (3), (4) and (5) above, the number of Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

                  (7) For purposes of any computation respecting consideration received pursuant to Subsections (4) and (5) above, the following shall apply:

                           (A) in the case of the issuance of shares of Common
                  Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

                           (B) in the case of the issuance of shares of Common
                  Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Company (irrespective of the accounting treatment thereof), whose determination shall be conclusive; and

                           (C) in the case of the issuance of securities
                  convertible into or exchangeable for shares of Common Stock, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (A) and (B) of this Subsection (7)).

                  (8) For the purpose of any computation under Subsections (2),
(3), (4) and (5) above, the current market price per share of Common Stock at any date shall be determined in the manner set forth in Section (c) hereof except that the current market price per share shall be deemed to be the higher of (i) the average of the prices for 30 consecutive business days before such date or (ii) the price on the business day immediately preceding such date.

                  (9) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least five cents ($0.05) in such price; provided, however, that any adjustments which by reason of this Subsection (9) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section (f) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section (f) to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Exercise Price, in addition to those required by this Section (f), as it shall determine, in its sole discretion, to be advisable in order that any dividend

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or distribution in shares of Common Stock, or any subdivision, reclassification or combination of Common Stock, hereafter made by the Company shall not result in any Federal Income tax liability to the holders of Common Stock or securities convertible into Common Stock (including Warrants).

                  (10) Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly but no later than 10 days after any request for such an adjustment by the Holder, cause a notice setting forth the adjusted Exercise Price and adjusted number of Shares issuable upon exercise of each Warrant, and, if requested, information describing the transactions giving rise to such adjustments, to be mailed to the Holders at their last addresses appearing in the Warrant Register, and shall cause a certified copy thereof to be mailed to its transfer agent, if any. In the event the Company does not provide the Holder with such notice and information within 10 days of a request by the Holder, the failure of which causes the Holder material damage, then notwithstanding the provisions of this Section (f), the Exercise Price shall be immediately adjusted to equal the lowest Offering Price, Subscription Price or Conversion Price, as applicable, since the date of this Warrant, and the number of shares issuable upon exercise of this Warrant shall be adjusted accordingly. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section (f), and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

                  (11) In the event that at any time, as a result of an adjustment made pursuant to Subsection (1) above, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsections (1) to (10), inclusive above.

                  (12) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially issuable pursuant to this Agreement.

         (g) OFFICER'S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of the foregoing Section, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the holder or any holder of a Warrant executed and delivered pursuant to Section (a) and the Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Holder or any such holder.

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         (h) NOTICES TO WARRANT HOLDERS. So long as this Warrant shall be outstanding, (i) if the Company shall pay any dividend or make any distribution upon the Common Stock or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any share of any class or any other rights or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the Holder, at least fifteen days prior the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

         (i) RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant at any time prior to the expiration of the Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section (i) shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in connection with any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Subsection (1) of Section (f) hereof.

         (j) REGISTRATION RIGHTS.

                  (1) The Warrant Shares will be registered in an initial public offering of the Company's securities pursuant to a registration statement filed on a appropriate form (the "Registration Statement") with the SEC and the Company covenants and agrees to maintain the effectiveness of the Registration Statement until all Warrant Shares have been sold (the

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"Expiration Date"). Notwithstanding the foregoing, in the event that, prior to the Expiration Date, the Warrant Shares cease to be eligible for inclusion in such Registration Statement to the extent necessary to permit the Holder to exercise the Warrant and sell the Warrant Shares without restriction under the Act, the Company will promptly (and in any event within thirty (30) days of the date that any Warrant Shares cease to be so eligible), amend or file a new Registration Statement under the Act on a form eligible for use by the Company for the registration of such securities and use its best efforts to have such Registration Statement declared effective by the SEC as soon as practicable after such filing, which Registration Statement shall include such information as may be required to permit the exercise of the Warrant and the sale of the Warrant Shares without restriction under the Act. The Holder acknowledges and agrees that the Warrant shall be exercisable pursuant to any such Registration Statement only at such times as the Registration Statement is effective or in accordance with any applicable exemption from the registration requirements of the Act. Upon such Registration Statement's being declared effective by the SEC, the Company shall use its best efforts to cause the Registration Statement to remain effective for a period of at least six (6) consecutive months from the date that the Holders of the Warrants and Warrant Shares covered by such Registration Statement are first given the opportunity to sell all of such securities. In the event that ninety (90) days prior to the Expiration Date, the Registration Statement registering the Warrant Shares is not effective or is withdrawn or the SEC issues a stop order suspending the effectiveness of such Registration Statement, the Company hereby agrees to extend the Expiration Date for (x) an additional ninety (90) days or (y) until the Registration Statement is declared effective by the SEC, whichever period is longer. During such time as the Warrant Shares are registered pursuant to any Registration Statement under the Act, the Company further covenants and agrees to make timely filings of all documents required to be filed under the Act or the Exchange Act in order to ensure that the Registration Statement, including the documents incorporated by reference therein, if any, do not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

                  (2) The Company will, until such time as the Warrant Shares may be sold under Rule 144 without volume limitation:

                           (A) prepare and file with the SEC such amendments to
                  such Registration Statement and supplements to the prospectus contained therein as may be necessary to keep such Registration Statement effective;

                           (B) furnish to the Holders participating in such
                  registration and to the underwriters of the securities being registered such reasonable number of copies of the Registration Statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

                           (C) use its best efforts to register or qualify the
                  securities covered by such Registration Statement under such state securities or blue sky laws of such jurisdictions as the Holders may reasonably request in writing within twenty (20) days following the original filing of such Registration Statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or subject itself to taxation in any such jurisdiction;

                           (D) notify the Holders, promptly after it shall
                  receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any prospectus forming a part of such Registration Statement has been filed;

                           (E) notify the Holders promptly of any request by the
                  SEC for the amending or supplementing of such Registration Statement or prospectus or for additional information;

                           (F) prepare and file with the SEC, promptly upon the
                  request of any Holders, any amendments or supplements to such Registration Statement or prospectus which, in the opinion of counsel for such Holders (and concurred in by counsel for the Company), is required under the Act or the rules and regulations thereunder in connection with the distribution of Common Stock by such Holders;

                           (G) prepare and promptly file with the SEC and
                  promptly notify such Holders of the filing of such amendment or supplement to such Registration Statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

                           (H) advise the Holders, promptly after it shall
                  receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

         The Company may require each Holder of Warrant Shares as to which any registration is being effected to furnish to the Company such information regarding the distribution of such Warrant Shares as the Company may from time to time reasonably request in writing.

                  (3) All fees, costs and expenses of and incidental to such registration, inclusion and public offering in connection therewith shall be borne by the Company, provided, however, that the Holders shall bear their pro rata share of the underwriting discount and commissions and transfer taxes. The fees, costs and expenses of registration to be borne by the Company as provided above shall include, without limitation, all registration, filing, and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified (except as provided above), and, in the case of a registration, other than such registration set forth in Section (c)(8), fees of one (1) counsel for the Holders of the Warrant Shares. Fees and disbursements of counsel and accountants for the Holders and any other expenses incurred by the Holders not expressly included above shall be borne by the Holders.

                  (4) The Company will indemnify and hold harmless each Holder of Warrant Shares which are included in a Registration Statement pursuant to the provisions of Section (j)(1) hereof, its directors and officers, and any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or such underwriter within the meaning of the Act, from and against, and will reimburse such Holder and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such Holder or any such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Holder, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

                  (5) Each Holder of Warrant Shares included in a registration pursuant to the provisions of Section (j)(1) hereof will indemnify and hold harmless the Company, its directors and officers, any controlling person and any underwriter from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of such Holder specifically for use in the preparation thereof.

                  (6) Promptly after receipt by an indemnified party pursuant to the provisions of Sections (j)(4) or (5) of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said Sections (j)(4) or (5), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, provided, however, if counsel for the indemnifying party concludes that a single counsel cannot under applicable legal and ethical considerations, represent both the indemnifying party and the indemnified party, the indemnified party or parties have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said Sections (j)(4) or (5) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

                  (7) If the Company fails to carry out its obligations under this Section (j), the Holder shall be entitled to tender this Warrant for a sum equal to the number of Warrant Shares multiplied by the current market thereof less the Exercise Price thereof and a person who has exercised this Warrant shall be entitled to tender the Common Stock thereby purchased for the current market value, and in each case to be paid therefor in 10 business days thereafter.

                  (8) If the Warrant Shares have been included in a Registration Statement filed with the SEC in connection with the IPO and if such Registration Statement is declared effective, and for so long as it remains effective, the Holder shall have no rights to demand a registration under Section (j)(1) hereof.

                                   BRIDGELINE SOFTWARE, INC.

                                   By: ______________________________
                                       Name: Thomas Massie
Dated: _______, 2006                   Title: President, Chief Executive Officer

                                  PURCHASE FORM


                                                       Dated

                  The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing shares of Common Stock and hereby makes payment of in payment of the actual exercise price thereof _____ (check) or elects a cashless exercise with respect thereto ______ (check) as to a total of ___________ shares.

                       __________________________________

                     INSTRUCTIONS FOR REGISTRATION OF STOCK

Name
(Please typewrite or print in block letters)


Address


Signature


                                 ASSIGNMENT FORM

                  FOR VALUE RECEIVED, _______________________ hereby sells, assigns and transfers unto


Name
(Please typewrite or print in block letters)


Address

the right to purchase Common Stock represented by this Warrant to the extent of shares as to which such right is exercisable and does hereby irrevocably constitute and appoint Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Date

Signature

                                   SCHEDULE A

  Investor Name                                         Warrants

Anderson, Neil T.                                        30,000

Auersperg, Paul                                           5,000

Balfour Associates LP                                    20,000

Burg Family Trust                                         5,000

Callahan, Brian                                          10,000

Coldrick, William                                        10,000

Davenport, Edward C.                                      5,000

Davis, James                                             20,000

Dupree, Thomas                                            5,000

Fortune Footwear                                          5,000

Freed, Albert                                             5,000

Herbert Wrabel Living Trust                               5,000

High Capital Funding, LLC                                10,000

Jia, Charles                                              5,000

Kotler, Elia                                              5,000

Landy, John                                              30,000

Lefebvre, Scott  & Suzanne                                5,000

Lowrance, Larry                                          10,000

Massie, Thomas & Theresa                                 10,000

McCoy, Robert S.                                          5,000

Panagolpolous, John & Betty                              10,000

Rizos, George                                             5,000

Troutman, John                                            5,000

Baker, Christopher P.                                    10,000

Davis, James                                              5,000

Dupree, Thomas                                            5,000

Heffernan, Ronald                                        10,000

Kersch, Mitchell & Allison                                5,000

McLemore, Robert                                          5,000

Mead, Ian D.                                             10,000

Seeger, Robert & Kara                                     5,000

                                    AMENDMENT
                                       TO
                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                            BRIDGELINE SOFTWARE, INC.

         This AMENDMENT (the "Amendment") to Warrant to Purchase Common Stock of Bridgeline Software, Inc. dated as of ___, 2006, (the "Warrant") is made and entered into as of ________, 2006, the date of the grant of the Warrant, by and between ________, (the "Holder"), on the one hand, and Bridgeline Software, Inc., a Delaware corporation (the "Company"), on the other hand.

                                    RECITALS

         WHEREAS, in April 2006, the Company sold a certain number of units of its securities, each unit consisting of: (a) a senior secured note in principal amount of $100,000, and (b) a five-year warrant to purchase 10,000 shares of the Company's common stock, par value $.001 per share (the "Warrant"), at a purchase price of $100,000 per unit, in a private placement transaction without registration and in reliance on the private offering exemptions contained in Sections 4(2), 4(6) and/or 3(b) of the Securities Act of 1933, as amended, and on Regulation D promulgated thereunder, and in reliance on similar exemptions under applicable state laws as a transaction not involving a public offering (the "Private Placement"); and,

         WHEREAS, Joseph Gunnar & Co., LLC acted as the placement agent in connection with the Private Placement; and,

         WHEREAS, under the terms of Section (j)(7) the Warrant, in the event the Company fails to carry out its obligations under Section (j) (Registration Rights) of the Warrant, the Holder will be entitled to tender his Warrant for a sum certain which sum is calculated as set forth in Section (j)(7) (the "Put Right"); and,

         WHEREAS, the Company and Joseph Gunnar & Co., LLC have come to the conclusion that the Put Right may adversely affect the ability of the Company to conclude other equity financings or may impair the valuation of the Company due to the accounting implications of the Put Right, and the Company and Joseph Gunnar & Co., LLC have requested that the Holders of the Warrants execute an amendment to delete the Put Right in its entirety; and,

         WHEREAS, the Holder, in good faith, wishes to execute such amendment to delete the Put Right in its entirety; and,

         WHEREAS, both the Company and the Holder deem it in the best interests of the Company for the Holder to delete the Put Right in its entirety in connection with the Private Placement.

         NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by both parties hereto, the parties agree as follows:

         Section (j)(7) of the Warrant is hereby amended and restated to read in its entirety as follows:

         "(7) INTENTIONALLY DELETED."

                           [SIGNATURE PAGE TO FOLLOW]

         IN WITNESS WHEREOF, this Amendment is entered into as of the date first set forth above.


                                     HOLDER


                                     ---------------------------------
                                     Name:
                                     Title:

AGREED AND ACCEPTED BY:
BRIDGELINE SOFTWARE, INC.

By:
    -------------------------------------
    Thomas Massie, CEO and President